1 UNITED STATES OF AMERICA DEPARTMENT OF THE TREASURY OFFICE OF THE COMPTROLLER OF THE CURRENCY In the Matter of: Washington Federal Bank, National Association Seattle, Washington ) ) ) ) ) AA-WE-2021-38 CONSENT ORDER WHEREAS, the Office of the Comptroller of the Currency (“OCC”) has supervisory authority over Washington Federal Bank, National Association, Seattle, Washington (“Bank”); WHEREAS, the OCC intends to initiate civil money penalty proceedings against the Bank pursuant to 12 U.S.C. § 1818(i), through the issuance of a Notice of Assessment of a Civil Money Penalty, for the Bank’s violations of 12 C.F.R. § 21.21, 12 C.F.R. § 21.11, 31 C.F.R. § 1010.306, 31 C.F.R. § 1010.313 and 31 C.F.R. § 1010.410(f). WHEREAS, in the interest of cooperation and to avoid additional costs associated with administrative and judicial proceedings with respect to the above matter, the Bank, by and through its duly elected and acting Board of Directors (“Board”), consents to the issuance of this Consent Order (“Order”), by the OCC through the duly authorized representative of the Comptroller of the Currency (“Comptroller”); and NOW, THEREFORE, pursuant to the authority vested in the OCC by Section 8(i) of the Federal Deposit Insurance Act, as amended, 12 U.S.C. § 1818(i), the OCC hereby orders that:

2 ARTICLE I JURISDICTION (1) The Bank is an “insured depository institution” as that term is defined in 12 U.S.C. § 1813(c)(2). (2) The Bank is a national banking association within the meaning of 12 U.S.C. § 1813(q)(1)(A), and is chartered and examined by the OCC. See 12 U.S.C. § 1 et seq. (3) The OCC is the “appropriate Federal banking agency” as that term is defined in 12 U.S.C. § 1813(q) and is therefore authorized to initiate and maintain this civil money penalty action against the Bank pursuant to 12 U.S.C. § 1818(i). ARTICLE II COMPTROLLER’S FINDINGS The Comptroller finds, and the Bank neither admits nor denies, the following: (1) The Bank failed to adopt and implement a Bank Secrecy Act/Anti-Money Laundering (“BSA/AML”) compliance program that adequately covered the required BSA/AML program elements. This resulted in a BSA/AML compliance program violation under 12 U.S.C. § 1818(s) and its implementing regulation, 12 C.F.R. § 21.21. (2) The Bank failed to file the necessary Suspicious Activity Reports concerning suspicious activity, in violation of 12 C.F.R. § 21.11. (3) The Bank failed to file necessary Currency Transaction Reports, in violation of 31 C.F.R. § 1010.306 and 31 C.F.R. § 1010.313. (4) The Bank failed to include required information on transmittal orders, in violation of 31 C.F.R. § 1010.410(f).

3 ARTICLE III ORDER FOR A CIVIL MONEY PENALTY (1) The Bank shall make payment of a civil money penalty in the total amount of two million, five hundred thousand dollars ($2,500,000), which shall be paid upon the execution of this Order. (2) Such payment shall be made by a wire transfer sent in accordance with instructions provided by the OCC and the docket number of this case (AA-WE-2021-38) shall be entered on the wire confirmation. A photocopy of the wire confirmation shall be sent immediately, by overnight delivery, to the Director of Enforcement and Compliance, Office of the Comptroller of the Currency, 400 7th Street, S.W., Washington, D.C. 20219. ARTICLE IV WAIVERS (1) The Bank, by executing and consenting to this Order, waives: (a) any and all rights to the issuance of a Notice of Charges pursuant to 12 U.S.C. § 1818; (b) any and all procedural rights available in connection with the issuance of this Order; (c) any and all rights to a hearing and a final agency decision pursuant to 12 U.S.C. § 1818 and 12 C.F.R. Part 19; (d) any and all rights to seek any type of administrative or judicial review of this Order; (e) any and all claims for fees, costs, or expenses against the OCC, or any of its officers, employees, or agents related in any way to this enforcement

4 matter or this Order, whether arising under common law or under the terms of any statute, including, but not limited to, the Equal Access to Justice Act, 5 U.S.C. § 504 and 28 U.S.C. § 2412; (f) any and all rights to assert these proceedings, the consent to and/or the issuance of this Order, as the basis for a claim of double jeopardy in any pending or future proceedings brought by the United States Department of Justice or any other governmental entity; and (g) any and all rights to challenge or contest the validity of this Order. ARTICLE V CLOSING (1) This Order is a settlement of the civil money penalty proceedings against the Bank contemplated by the OCC, based on the violations of law described in the Comptroller’s Findings set forth in Article II of this Order. The OCC releases and discharges the Bank from all potential liability for a civil money penalty order that has been or might have been asserted by the OCC based on the violations described in Article II of this Order, to the extent known to the OCC as of the effective date of this Order. Nothing in this Order, however, shall prevent the OCC from: (a) instituting enforcement actions other than a civil money penalty order against the Bank based on the Comptroller’s Findings set forth in Article II of this Order; (b) instituting enforcement actions against the Bank based on any other findings;

5 (c) instituting enforcement actions against institution-affiliated parties (as defined by 12 U.S.C. § 1813(u)) based on the Comptroller’s Findings set forth in Article II of this Order, or any other findings; or (d) utilizing the Comptroller’s Findings set forth in Article II of this Order in future enforcement actions against the Bank or its institution-affiliated parties to establish a pattern or the continuation of a pattern. (2) Nothing in this Order is a release, discharge, compromise, settlement, dismissal, or resolution of any actions, or in any way affects any actions that may be or have been brought by any other representative of the United States or an agency thereof, including, without limitation, the United States Department of Justice. (3) This Order is: (a) an “order issued with the consent of the depository institution” within the meaning of 12 U.S.C. § 1818(h)(2); (b) an “effective and outstanding . . . order” within the meaning of 12 U.S.C. § 1818(i)(1); and (c) a “final order” within the meaning of 12 U.S.C. § 1818(i)(2) and (u). (4) This Order is effective upon its issuance by the OCC, through the Comptroller’s duly authorized representative. (5) This Order is not a contract binding on the United States, the United States Treasury Department, the OCC, or any officer, employee, or agent of the OCC and neither the Bank nor the OCC intends this Order to be a contract.

6 (6) No separate promise or inducement of any kind has been made by the OCC, or by its officers, employees, or agents, to cause or induce the Bank to consent to the issuance of this Order. (7) The terms of this Order, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements, or prior arrangements between the parties, whether oral or written. IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller as his duly authorized representative, has hereunto set her signature on behalf of the Comptroller. Karen M. Boehler Deputy Comptroller Western District /s/ KAREN M. BOEHLER

IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of Washington Federal Bank, National Association, have hereunto set their signatures on behalf of the Bank.

/s/ BRENT BEARDALL	September 30, 2021
Brent Beardall	Date
/s/ SHAWN BICE	September 30, 2021
Shawn Bice	Date
/s/ LINDA S. BROWER	September 30, 2021
Linda S. Brower	Date
/s/ STEPHEN M. GRAHAM	September 30, 2021
Stephen M. Graham	Date
/s/ DAVID GRANT	September 30, 2021
David Grant	Date
/s/ SYLVIA HAMPEL	September 30, 2021
Sylvia Hampel	Date
/s/ THOMAS J. KELLEY	September 30, 2021
Thomas J. Kelley	Date
/s/ STEVE SINGH	September 30, 2021
Steve Singh	Date
/s/ SEAN SINGLETON	September 30, 2021
Sean Singleton	Date
/s/ BARBARA L. SMITH	September 30, 2021
Barbara L. Smith	Date

7

8 Mark N. Tabbutt Date Randy H. Talbot Date /s/ MARK N. TABBUTT /s/ RANDY H. TALBOT September 30, 2021 September 30, 2021